Provisions	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Provisions
18. Provisions

	December 31,
	2021	2020
	£’000s	£’000s
Social security contribution on vested share options	—	109
Provision for deferred cash consideration	4,123	1,525

Total	4,123	1,634

Current	2,803	418
Non-current	1,320	1,216

	Social security contribution on vested share options	Deferred cash consideration
	£’000s	£’000s
At January 1, 2020	104	1,654
Arising/(released) during the year, net	5	—
Increase in provision due to the unwinding of the time value of money	—	157
Decrease in provision due to a change in estimates relating to timelines and probabilities of contractual milestones being achieved (revision to intangible asset, see Note 13)	—	(286)

At December 31, 2020	109	1,525

Arising/(released) during the year, net	(109)	—
Increase in provision due to the unwinding of the time value of money	—	225
Increase in provision due to a change in estimates relating to timelines and probabilities of contractual milestones being achieved (revision to intangible asset, see Note 13)	—	2,373

At December 31, 2021	—	4,123

The provision for social security contributions on share options is calculated based on the number of vested options outstanding at the reporting date that are expected to be exercised. The provision is based on the estimated taxable gain arising on exercise of the share options, using the best estimate of the market price at the balance sheet date.
The deferred cash consideration is the estimate of the quantifiable but not certain future cash payment obligations due to AstraZeneca for the acquisition of certain assets (see Note 13). This provision is calculated as the risk-adjusted net present value of future cash payments to be made by the Company. The payments are dependent on reaching certain milestones based on the commencement and outcome of clinical trials. The likelihood of achieving such milestones is reviewed at the balance sheet date and increased or decreased as appropriate.